UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2023
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CACI International Inc
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-31400	54-1345888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12021 Sunset Hills Road Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 841-7800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CACI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of CACI International Inc (the “Company”), for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, was held on October 19, 2023.

The results detailed below represent the final voting results:

Proposal 1

The following eleven nominees were elected to the Board of Directors of the Company (the “Board”):

Director Name	For	Against	Abstain	Broker Non-Votes
Michael A. Daniels	18,105,810	1,143,735	23,164	1,450,603
Lisa S. Disbrow	18,580,371	669,836	22,502	1,450,603
Susan M. Gordon	18,586,683	662,276	23,750	1,450,603
William L. Jews	18,941,405	308,496	22,808	1,450,603
Gregory G. Johnson	16,471,125	2,767,541	34,043	1,450,603
Ryan D. McCarthy	17,171,429	2,078,108	23,172	1,450,603
John S. Mengucci	19,055,870	202,459	14,380	1,450,603
Philip O. Nolan	18,563,664	686,365	22,680	1,450,603
Debora A. Plunkett	18,159,012	1,089,634	24,063	1,450,603
Stanton D. Sloane	19,193,263	56,765	22,681	1,450,603
William S. Wallace	18,463,878	787,368	21,463	1,450,603

Proposal 2

Shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2023 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion:

For	Against	Abstain	Broker Non-Votes
18,032,401	1,219,900	20,408	1,450,603

Proposal 3

Shareholders approved, on an advisory basis, a frequency of one year for future advisory shareholder votes on the compensation of our named executive officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
18,673,974	7,244	577,166	14,325	1,450,603

Based on the results set forth above, consistent with the Board’s recommendation, the Board has determined to hold annual advisory votes on the compensation of our executive officers until the next required vote on the frequency of shareholder votes on the compensation of executive officers.

Proposal 4

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024:

For	Against	Abstain
19,870,474	832,710	20,128

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CACI International Inc

Date: October 25, 2023	By:	s/ J. William Koegel, Jr.

J. William Koegel, Jr.
Executive Vice President, General Counsel and Secretary